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                               PURCHASE AGREEMENT

         THIS AGREEMENT ("Agreement") is made as of the _______ day of September, 1998, between GEN TRAK, INC., a Pennsylvania corporation (the "Company"), with its principal place of business located at 5100 Campus Drive, Plymouth Meeting, PA 19462, the individuals listed as Sellers on the signature page hereof (individually a "Seller" and collectively the "Sellers"), and SUSQUEHANA HOLDINGS CORP., a Delaware corporation ("Purchaser") with an address at 230 Mathers Road, Ambler, PA 19002.

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

         1. Sale of the Shares. The Sellers, collectively, hereby sell, transfer and assign to Purchaser free and clear of all liens and encumbrances 6,701,774 shares ("Shares") of Common Stock, par value $.01 per share ("Common Stock") of the Company for an aggregate purchase price of $2,500 paid by the Purchaser simultaneously with the execution and delivery of this Agreement.

         2. Line of Credit. Purchaser agrees to extend to the Company a line of credit in the maximum aggregate principal amount of Three Hundred Thousand ($300,000) Dollars (the "Line of Credit"), and the Company has executed and is delivering to Purchaser herewith the Company's Promissory Note in the maximum principal amount of $300,000 ("Promissory Note"). The Company may take advances under such Line of Credit by written request to Purchaser from time to time up to September 30, 1999; provided, however, that no advances under the Line of Credit may be taken if an Event of Default under this Agreement or the Promissory Note shall have occurred. Subject to the foregoing, on each occasion that the Company shall request an advance under the Line of Credit, Purchaser shall transmit to the Company the proceeds of such advance by wire transfer to a bank account designated by the Company or check payable to the order of the Company, in each case accompanied by the Company's acknowledgment of receipt by endorsement on the Promissory Note.

         3. Representations and Warranties.

                  (a) The Company represents and warrants to the Purchaser, upon which representations and warranties the Purchaser is relying, as follows:

                           (1) The Company is a corporation duly authorized,
validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania, and has all requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted, to enter into this Agreement, to issue the Promissory Note and to consummate the transactions contemplated hereby and under the Promissory Note.



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                           (2) All actions of the Company necessary to authorize
it to execute, deliver and consummate this Agreement, and to perform its obligations hereunder and under the Promissory Note have been duly and validly taken and no other further actions or authorizations are required. This
Agreement and the Promissory Note constitute the valid, legally binding obligations of the Company and are enforceable in accordance with their respective terms.

                           (3) The execution and delivery of this Agreement and
the consummation of the transactions contemplated herein will not:

                                    (i) result in any breach of, or constitute a
default under the Articles of Incorporation or By-Laws of the Company, or any instrument or obligation to which the Company or any Seller is a party or by which it or such Seller is bound; or

                                    (ii) violate any existing statute, order,
writ, injunction or decree of any court, administrative agency or governmental body.

                           (4) The authorized capital stock of the Company
consists of 100,000,000 shares of Common Stock, $.01 par value per share, of which 22,339,245 shares of Common Stock are issued and outstanding; and 30,000 shares of Common Stock are subject to issuance in respect of all outstanding options, warrants, and agreements of any kind relating to issuance of capital stock of the Company. All of the outstanding shares of Common Stock of the Company, including the Shares, are validly issued, fully paid and not assessable. The Shares are not subject to any lien, security interest, voting trust agreement, shareholders agreement or other encumbrance of any kind.

                           (5) The Company has delivered to Purchaser true and
correct copies of the Company's audited financial statements as at December 31, 1997 and 1996 and unaudited financial statements as at June 30, 1998 (the "Financial Statements"). The unaudited Financial Statements present fairly the financial condition, assets, liabilities, and stockholders' equity of the Company as of, and the results of operations for the periods ending on June 30, 1998 in accordance with generally accepted accounting principles (applicable to interim statements) consistently applied ("GAAP"). Since December 31, 1997, except as disclosed by the Company to Purchaser, there has not been a material adverse change in the financial condition, results of operations, business, prospects, assets or liabilities of the Company.

                           (6) The Company's Business Plan previously delivered
to Purchaser, including the business projections of the Company (the "Business Plan") does not contain any material misrepresentations and constitutes the good faith effort of management of the Company, on the basis of facts known to the Company as of the date of this Agreement, to take account of all material contingencies affecting the business of the Company.



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                  (7) The Company is not a defendant or subject to any
                  counterclaim in any pending litigation, or the subject of any administrative proceeding or governmental investigation, nor does the Company have reason to believe that any material suit, proceeding or investigation by any other party is threatened or contemplated.

                           (8) The Company has paid all taxes of any kind
(collectively, the "Taxes") required to be paid with respect to the assets, employees or operations of the Company. All federal, state and local tax returns and reports to be filed by the Company with respect thereto as of the date of this Agreement have been accurately prepared, duly executed and timely filed, and all Taxes due with respect to such returns as filed have been paid by the Company.

                  (b) George Bird and Arthur Boyce each represents and warrants to the Purchaser, upon which representation and warranty the Purchaser is relying, that to his own actual knowledge, he does not know of any material inaccuracy in any of the representations and warranties made by the Company in Section (a), above. In the event that the foregoing representation and warranty of either George Bird or Arthur Boyce shall be found to be inaccurate, the liability of the person making such inaccurate representation or warranty shall be limited to his interest in the Company.

         4. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company, upon which representations and warranties the Company relies, as follows:

                  (a) Purchaser is acquiring the Shares for investment for its and its affiliates account, with no present intention of reselling or otherwise participating, directly or indirectly, in a distribution of such Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act of 1933, as amended (the "Securities Act") , and any applicable securities laws of any state, or unless an exemption from such registration is available under those laws in the opinion of counsel reasonably acceptable the Company. Notwithstanding the foregoing, all of the parties hereto acknowledge that Purchaser has agreed to transfer 1,116,962 of the Shares to Gerald Hamburg, to which transfer the Company and all of the Sellers have consented.

                  (b) Purchaser acknowledges that the certificates for the Shares will contain a legend substantially as follows:

                  THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED THEREUNDER.



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         5. Covenants of the Company. The Company hereby covenants and agrees with Purchaser that:

                  (a) The Company shall use its best efforts to give effect to its Business Plan, including, without limitation:

                           (i) the execution of a contract of at least two years
duration providing for manufacturing of the Company's products by SFP Research Inc. with which the Company has been negotiating; and

                           (ii) the write-down of the carrying value of the
Company's existing inventory to reflect improvements in the Company's products resulting from new manufacturing procedures.

         (b) The Company will employ the borrowings under the Line of Credit solely for the purposes described in the Company's cash flow projections attached hereto as Exhibit "A".

         (c) In the event that the Company shall fail to pay in full, as and when due, by acceleration or otherwise, all amounts of principal under the Promissory Note within 30 days after demand in writing for such payment shall have been made by Purchaser and delivered to the Company, each of the Sellers hereby grants to Purchaser a right and proxy to vote all shares of Common Stock of the Company registered in the name of such Seller for the purpose of electing, in Purchaser's sole discretion, nominees of Purchaser as directors of the Company constituting not less than 75% of the directors of the Company at any annual meeting or special meeting (which shall be convened at Purchaser's request) of the shareholders of the Company (the remaining voting power to elect up to 25% of directors being reserved to the Sellers respectively). The right granted to the Purchaser by the preceding sentence shall remain in effect until all amounts of principal, interest and costs payable under the Promissory Note shall have been paid to Purchaser in full, and each of the Sellers covenants and agrees that he will not interfere with such right and will take all actions as shareholder, director or officer of the Company (including, without limitation, resignation from any position) as may lawfully be requested by Purchaser to give effect to the foregoing voting right during such time as the right to vote such Seller's shares of Common Stock shall be in effect.

         (d) (1) The Company agrees that, at any time or times hereafter as and when it intends to file a Registration Statement under the Securities Act with respect to any shares of its Common Stock, whether for its own account and/or on behalf of selling shareholders (except in connection with an offering on Form S-8 or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form), the Company shall notify the Purchaser of such intention and, upon Purchaser's request, shall cause the Shares designated by such holder to be registered at the Company's expense under the Securities Act. If the offering to be made pursuant to the registration is a firm commitment underwritten offering, the quantity of the Shares to be included in such offering may be reduced as provided in paragraph (2) below. The Company shall keep each such Registration Statement current continuously until the first to occur of (a) one year after such Registration Statement has been declared effective or (b) the date on which all Shares included therein shall have been sold.



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                           (2) If any of the Shares to be registered pursuant to
a Registration Statement filed pursuant to paragraph (b) are to be sold in a firm commitment underwritten offering, and if the managing underwriter advises the Company in writing that in its opinion the aggregate amount of underwritten securities proposed to be sold in such firm commitment underwritten offering exceed the amount of securities which can be sold in such underwritten offering, there shall be included in such firm commitment underwritten offering only the amount of such securities which in the opinion of such underwriters can be sold, and the amount of such securities shall be allocated as follows: First, to the Company based on the number of shares it desires to sell in the underwritten offering for its own account; next to the Purchaser based on the number of the Shares proposed to be included therein by the Purchaser; and thereafter, pro rata among all other selling shareholders based on the number of shares otherwise proposed to be included therein by such selling shareholders. Notwithstanding the foregoing, the Company shall use its best efforts to cause the managing underwriter to include the Shares in such offering.

                           (3) Purchaser agrees that the Company shall not be
obligated to register any of the Shares pursuant to this paragraph (b) if at such time any holder receives an opinion from Company counsel, reasonably satisfactory to it, that such holder may freely and immediately sell all such Shares under Rule 144(k) of the rules and regulations promulgated under the Securities Act, and under applicable state law.

                           (4) With respect to any Registration Statement
referred to in this paragraph (b): (i) Purchaser agrees to cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such Registration Statement; (ii) the Company agrees to indemnify the Purchaser for all costs, expenses (except for underwriters' compensation) and liabilities arising out of the registration and sale of the Shares (except for such as may arise solely in respect of information furnished by Purchaser) and shall furnish to Purchaser such number of Prospectuses or other documents incident to such registration as may from time to time be requested; and (iii) the Company shall cause, at its expense, the Shares covered by such Registration Statement to be registered or qualified under the securities or blue-sky laws of those states where the Company qualifies its securities for sale; provided, that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

                  (e) The Company, so long as any amount remains unpaid under the Promissory Note will not issue any additional shares of capital stock (or any option or warrant to purchase, or securities which are convertible into, shares of its Common Stock) if after such issuance the outstanding shares of capital stock of the Company (taking into account shares issuable in respect of such options, warrants or convertible securities) will exceed 22,369,247 shares of common stock (or such other number of shares as the presently outstanding shares of Common Stock of the Company may be converted).



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               6. Miscellaneous.

                  (a) An "Event of Default" under this Agreement shall mean and refer to (i) any material inaccuracy or omission in any representation or warranty made by the Company in this Agreement, (ii) any failure by the Company to perform its agreements and covenants herein, or (iii) any Event of Default under the Promissory Note.

                  (b) All notices hereunder shall be in writing and shall be mailed by first class registered or certified mail, postage prepaid, return receipt requested, or by telecopy with confirmation back, or by nationally recognized overnight courier or hand delivery, and all communications shall be addressed to the addresses of the Company and Purchaser as shown above (and of the Sellers as shown on the signature page) or such other address (or telecopy number) as the parties shall designate by notice to the other party hereunder.

                  (c) This Agreement and the Promissory Note contain the final, complete and exclusive understanding of the parties with respect to its subject matter, and all prior negotiations, discussions, commitments and understandings heretofore between them are merged herein. This Agreement may not be modified or amended except by an instrument in writing signed by the party to be charged therewith.

                  (d) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties, including transferees of the Shares permitted pursuant to Section 4.

                  (e) The titles and headings of the sections of this Agreement are included for the convenience of the parties only and are not part of this Agreement.

                  (f) Whenever possible, each provision of this Agreement will be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, provided, that such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

                  (g) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same document.



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                  (h) At any time, and from time to time, each party agrees, at its own expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

                  (i) This Agreement shall be governed in all respects, whether as to validity, construction, interpretation, capacity, performance or otherwise, by the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties have duly executed this agreement the date first written above.

                                 GEN TRAK, INC.


                                  By:_____________________________________


                                  SUSQUEHANA HOLDINGS CORP.


                                  By:_____________________________________

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                                           Seller
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Number of
  Shares Sold  _____________      ________________________________________
                                           Seller
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                                           Seller
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  Shares Sold  _____________      ________________________________________
                                           Seller
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                                           Address


Number of
  Shares Sold  _____________      ________________________________________
                                           Seller
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                                           Address


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  Shares Sold  _____________      ________________________________________
                                           Seller
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Number of
  Shares Sold  _____________      ________________________________________
                                           Seller
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                                           Address


Number of
  Shares Sold  _____________      ________________________________________
                                           Seller
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                                           Address






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